UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

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April 18, 2017

Dear Fellow Stockholder:

We cordially invite you to attend the 2017 Annual Meeting of Stockholders of Atlantic Coast Financial Corporation, the parent company of Atlantic Coast Bank. The Annual Meeting will be held at the Sheraton Jacksonville Hotel located at 10605 Deerwood Park Blvd., Jacksonville, Florida 32256, at 10:00 a.m., local time, on May 22, 2017.

The enclosed notice of Annual Meeting of Stockholders and proxy statement describe the matters to be acted on at the Annual Meeting, which includes:

•	the election of three nominees for director named in the enclosed proxy statement, each for a term of three years;

•	the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

•	the transaction of any other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Our Board of Directors has determined that the matters to be acted on at the Annual Meeting are in our best interest and the best interest of our stockholders. For the reasons set forth in the proxy statement, our Board of Directors unanimously recommends a vote “FOR” each of the director nominees named in the enclosed proxy statement and “FOR” the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2017.

Following the voting, we will report on our consolidated operations. Our directors and officers will be present to respond to any questions that stockholders may have.

Also enclosed for your review is our Annual Report on Form 10-K for the year ended December 31, 2016, which contains detailed information concerning our activities and operating performance as well as our consolidated audited financial statements. On behalf of the Board of Directors, we urge you to vote your shares of common stock as soon as possible even if you currently plan to attend the Annual Meeting. Record holders of our common stock may vote their shares prior to the Annual Meeting by completing and mailing the enclosed proxy card in accordance with the instructions on the proxy card. Beneficial owners of our common stock may vote their shares prior to the Annual Meeting by following the instructions provided by their broker. Voting your shares prior to the meeting will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend the Annual Meeting.

Sincerely,

John K. Stephens, Jr.
President and Chief Executive Officer

ATLANTIC COAST FINANCIAL CORPORATION

4655 Salisbury Road, Suite 110

Jacksonville, Florida 32256

(800) 342-2824

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 22, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2017

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2016 are available at:

http://www.irinfo.com/acfc/acfc.html

Notice is hereby given that the 2017 Annual Meeting of Stockholders of Atlantic Coast Financial Corporation will be held at the Sheraton Jacksonville Hotel located at 10605 Deerwood Park Blvd., Jacksonville, Florida 32256, at 10:00 a.m., local time, on May 22, 2017. A proxy card and a proxy statement for the Annual Meeting are enclosed. The meeting is being held for the purpose of considering and acting upon:

1.	the election as directors of three nominees named in the enclosed proxy statement, each for a term of three years;

2.	the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2017; and

3.	any other business as may properly come before the Annual Meeting and any postponement(s) or adjournment(s) thereof.

Our Board of Directors has not received notice of any other business to come before the Annual Meeting. Action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned or postponed. Stockholders of record at the close of business on March 31, 2017, are the stockholders entitled to vote at the Annual Meeting, and any adjournments or postponements thereof.

EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. RECORD HOLDERS OF OUR COMMON STOCK MAY VOTE THEIR SHARES PRIOR TO THE ANNUAL MEETING BY COMPLETING AND MAILING THE ENCLOSED PROXY CARD IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. BENEFICIAL OWNERS OF OUR COMMON STOCK MAY VOTE THEIR SHARES PRIOR TO THE ANNUAL MEETING BY FOLLOWING THE INSTRUCTIONS PROVIDED BY THEIR BROKER. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE WE VOTE AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO OUR CORPORATE SECRETARY BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING VOTING AND REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR BROKER TO VOTE IN PERSON AT THE ANNUAL MEETING.

By Order of the Board of Directors

Tracy L. Keegan
EVP, Chief Financial Officer and Corporate Secretary

Jacksonville, Florida

April 18, 2017

A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement

ATLANTIC COAST FINANCIAL CORPORATION

4655 Salisbury Road, Suite 110

Jacksonville, Florida 32256

(800) 342-2824

ANNUAL MEETING OF STOCKHOLDERS

May 22, 2017

This proxy statement is being furnished in connection with the solicitation of proxies on behalf of our Board of Directors to be used at our 2017 Annual Meeting of Stockholders (the Annual Meeting), and all adjournments or postponements of the Annual Meeting, which will be held at the Sheraton Jacksonville Hotel located at 10605 Deerwood Park Blvd., Jacksonville, Florida 32256, at 10:00 a.m., local time, on May 22, 2017. The accompanying Notice of Annual Meeting of Stockholders and this proxy statement are first being mailed to stockholders on or about April 18, 2017.

REVOCATION OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given thereon. You can vote your shares of our common stock prior to the Annual Meeting by signing and returning the enclosed proxy card to us, in accordance with instructions set forth on the proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted in accordance with our Board of Directors’ recommendations for the proposals set forth in this proxy statement.

Proxies may be revoked by sending written notice of revocation to our Corporate Secretary, Tracy L. Keegan, at our address shown above, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of our common stock, par value $0.01 per share, as of the close of business on March 31, 2017, are entitled to one vote for each share then held. As of March 31, 2017, there were 15,553,709 shares of our common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

As to the election of directors, the proxy card included with this proxy statement enables a stockholder to vote FOR the election of one or more of the nominees for director named in this proxy statement, or to WITHHOLD authority to vote for one or more of such nominees. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxy cards for which the authority to vote for the nominees being proposed is withheld. Cumulative voting is not permitted with respect to the election of directors.

As to the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm, a stockholder may: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on such proposal. The approval of these proposals will be determined by a majority of the votes cast at the Annual Meeting, without regard to abstentions or broker non-votes.

Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended.

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The following table sets forth, as of the dates indicated in the footnotes below, the shares of common stock beneficially owned by each person who has reported to the Securities and Exchange Commission beneficial ownership of more than 5% of the outstanding shares of our common stock, based on the reports filed by these persons.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)		Percent of Shares of Common Stock Outstanding
FJ Capital Management LLC 1313 Dolley Madison Blvd., Suite 306 McLean, Virginia 22101	1,517,200	(2)	9.75%
Bhanu Choudhrie 1 Vincent Square London, SWIP 2PN	1,411,477	(3)	9.08%
RMB Capital Holdings LLC 115 S. LaSalle Street, 34th Floor Chicago, Illinois 60603	1,374,455	(4)	8.84%
The Albury Investment Partnership 88 Phillip Street, Aurora Place, Suite 4, Level 40 Sydney, Australia NSW 2000	1,328,666	(5)	8.54%
TFO USA Limited 555 5th Avenue, 6th Floor New York, New York 10017	1,012,238	(6)	6.51%
PL Capital LLC 47 East Chicago Avenue, Suite 328 Naperville, Illinois 60540	1,000,000	(7)	6.43%
EJF Capital LLC 2107 Wilson Boulevard, Suite 410 Arlington, Virginia 22201	904,707	(8)	5.82%

(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if such person has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.
(2)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2017 by Financial Opportunity Fund LLC, Bridge Equities III LLC, Bridge Equities VIII LLC, FJ Capital Management LLC, Martin S. Friedman, SunBridge Manager LLC, SunBridge Holdings LLC, and Realty Investment Company Inc. (the FJ Group), each member of the FJ Group shares voting and investment power over all or a portion of the 1,517,200 shares. Mr. Friedman is CEO of FJ Capital Management LLC, and managing member of Financial Opportunity Fund LLC.
(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on April 23, 2014, Bhanu Choudhrie, one of our directors, Emblem Investments LLC, and Emblem Capital Limited had shared voting and investment power over 1,409,077 shares. Mr. Choudhrie is a manager of Emblem Investments LLC and Emblem Capital Limited. Mr. Choudhrie also owns 2,400 shares of restricted stock, for which he has sole voting and investment power.
(4)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2017, by RMB Capital Holdings LLC, RMB Capital Management LLC, Iron Road Capital Partners LLC, RMB Mendon Managers LLC, and Mendon Capital Advisors Corp. (the RMB Group), each member of the RMB Group shares voting and investment power over all or a portion of the 1,374,455 shares.
(5)	Based on a Schedule 13D/A filed with the Securities and Exchange Commission on May 6, 2014, The Albury Investment Partnership, The Albury Investment Trust – Rose Capital Pty Limited and Seumas Dawes have shared voting and investment power over all 1,328,666 shares. Mr. Dawes is Director and managing member of The Albury Investment Partnership and The Albury Investment Trust – Rose Capital Pty Limited.
(6)	Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2017, TFO USA Limited has sole voting and investment power over all 1,012,238 shares.
(7)	Based on a Schedule 13D filed with the Securities and Exchange Commission on August 7, 2015, PL Capital LLC, Financial Edge Fund LP, Financial Edge – Strategic Fund LP, PL Capital – Focused Fund LP, Goodbody/PL Capital LP, Goodbody/PL Capital LLC, PL Capital Advisors LLC, John W. Palmer and Richard J. Lashley have shared voting and investment power over all or a portion of the 1,000,000 shares.
(8)	Based on a Schedule 13G filed with the Securities and Exchange Commission on August 31, 2016 by EJF Capital LLC, Emanuel J. Friedman, and EJF Sidecar Fund, Series LLC – Series E (the EJF Group), each member of the EJF Group shares voting and investment power over all of the 904,707 shares. Mr. Friedman is controlling member of EJF Capital LLC, which is the managing member of EJF Sidecar Fund, Series LLC – Series E.

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PROPOSAL I - ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven directors. Our Bylaws divide our directors into three classes that are as nearly equal in number as possible. We currently have three classes with one class consisting of three directors and two classes consisting of two directors. Our directors are generally elected at our annual meeting of stockholders for a three-year term expiring at the third succeeding annual meeting of stockholders after their election, or such shorter period as our Board of Directors may determine or if the director is elected to fill a vacancy, and until their respective successors have been duly elected and qualified. The terms of office of our three classes of directors expire on a staggered basis such that the terms of one of the three classes expires at each annual meeting of our stockholders, unless the term of a director in that class ended early due to the earlier death, resignation, retirement, or removal of the director.

Based on the recommendation of the Governance and Nominating Committee of our Board of Directors, our Board of Directors has nominated Jay S. Sidhu, John K. Stephens, Jr., and W. Eric Palmer for new three-year terms expiring at the 2020 Annual Meeting of Stockholders. Each of the nominees is currently a member of our Board of Directors. In accordance with our Bylaws, a director holds office until the Annual Meeting of Stockholders for the year in which that director’s term expires, and until that director’s successor is duly elected and qualified (subject, however, to the director’s prior death, resignation, retirement, or removal from office). If Mr. Sidhu, Mr. Stephens, and Mr. Palmer are re-elected as directors, our Board of Directors will continue to consist of seven members and have three classes of directors with one class consisting of three directors and two classes consisting of two directors, as reflected in the table below.

The following table sets forth the beneficial ownership of shares of our common stock of our directors, including the nominees, our Chief Executive Officer and other named executive officers, as of March 31, 2017.

Name (1)	Age	Positions Held with Atlantic Coast Financial Corporation (2)	Director Since	Term to Expire	Shares of Common Stock Beneficially Owned (3)		Percent of Class
DIRECTOR NOMINEES
Jay S. Sidhu	65	Vice Chairman, Director	2010	2020(4)	155,685	(5)	1.00%
John K. Stephens, Jr.	53	Director, President and Chief Executive Officer	2013	2020(4)	58,576	(6)	*
W. Eric Palmer	54	Director	2005	2020(4)	7,665	(7)	*
DIRECTORS CONTINUING IN OFFICE
Bhanu Choudhrie	38	Director	2010	2018	1,411,477	(8)	9.10%
James D. Hogan	72	Director	2013	2018	12,400	(9)	*
Dave Bhasin	66	Director	2013	2019	15,926	(10)	*
John J. Dolan	60	Chairman, Director	2013	2019	12,400	(11)	*
NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Tracy L. Keegan	51	Executive Vice President, Chief Financial Officer and Corporate Secretary	N/A	N/A	10,102	(12)	*
Phillip S. Buddenbohm	46	Executive Vice President and Chief Credit Officer	N/A	N/A	14,486	(13)	*
		All directors and executive officers as a group (9 persons)			1,688,615	(14)	10.89%

*	Less than 1%.

(1)	The mailing address for each person listed is 4655 Salisbury Road, Suite 110, Jacksonville, Florida 32256.
(2)	Each of our directors and executive officers is also a director and/or executive officer of Atlantic Coast Bank.
(3)	See definition of “beneficial ownership” at footnote (1) to the table in “Voting Securities and Principal Holders Thereof.”
(4)	If elected at the Annual Meeting.
(5)	Includes 1,746 shares of common stock held in Mr. Sidhu’s 401(k) plan account, 2,400 shares of restricted stock, and 20,148 shares of common stock that can be acquired pursuant to stock options within 60 days of March 31, 2017.
(6)	Includes 619 shares of common stock held in Mr. Stephens’ employee stock ownership plan account and 27,267 shares of restricted stock.
(7)	Includes 425 shares of common stock held in a director retirement plan account, 1,176 shares of common stock that can be acquired pursuant to stock options exercisable within 60 days of March 31, 2017, 2,400 shares of restricted stock, and 19 shares of common stock held by Mr. Palmer’s children.
(8)	Includes 2,400 shares of restricted stock and 1,409,077 shares of common stock held by companies controlled by Mr. Choudhrie, see footnote (3) to the table in “Voting Securities and Principal Holders Thereof” for more information.
(9)	Includes 2,400 shares of restricted stock.
(10)	Includes 8,526 shares of common stock held in a director deferred compensation plan account and 2,400 shares of restricted stock.
(11)	Includes 2,400 shares of restricted stock.
(12)	Includes 180 shares of common stock held in Ms. Keegan’s employee stock ownership plan account 9,326 shares of restricted stock.
(13)	Includes 8,055 shares of restricted stock, 265 shares of common stock held in Mr. Buddenbohm’s 401(k) plan account and 2,064 shares of common stock held in Mr. Buddenbohm’s employee stock ownership plan account.

(14)	No directors or executive officers have pledged any of our common stock.

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Directors

Director Nominees

W. Eric Palmer. Mr. Palmer is a life-long resident of Jacksonville, Florida. He has been employed by the Mayo Clinic for the past 25 years. He currently serves as an Operations Administrator for the Provider Relation Departments. He previously served as the Operations Manager for Primary Care, the Director and Section Head of Patient Financial Services and as Section Manager of Accounts Receivable. Mr. Palmer is active in a number of Jacksonville area civic organizations, which provide an opportunity for the community to learn more about Atlantic Coast Bank and its products and services. Mr. Palmer was associated with Atlantic Coast Federal Credit Union as a member of its Credit Union Service Organization and its Community Advisory Board. In those roles, Mr. Palmer interacted with members and member organizations and helped identify business development opportunities. Originally, Mr. Palmer was nominated as a director in order to use his previous experience and familiarity with the Atlantic Coast Federal Credit Union members to assist management in the transition from a credit union to a publicly traded bank holding company. Mr. Palmer also brings to our Board of Directors and organization knowledge and insight about our Northeast Florida markets through his involvement in Jacksonville civic organizations which is useful to Atlantic Coast Bank’s product design and marketing plans.

Jay S. Sidhu. Mr. Sidhu, who has been named Vice Chairman of our Board of Directors, is a director and the Chairman and Chief Executive Officer of Customers Bancorp, Inc. (Customers), Wyomissing, Pennsylvania, where he has served since June 2009. Since Mr. Sidhu joined Customers, the company has grown from $250 million in assets to over $8 billion in assets. Mr. Sidhu was the Chairman and Chief Executive Officer of Sidhu Advisors, LLC, a private equity and financial services consulting company, from 2006 until 2009. Previously, Mr. Sidhu served as Chairman and Chief Executive Officer of Sovereign Bancorp, Inc. (Sovereign), Philadelphia, Pennsylvania, where he was employed from 1986 until 2006. Under his leadership, Sovereign grew from a small thrift with less than $1 billion in assets to a nearly $90 billion financial institution, ranking as the 17th largest bank in the United States, with a branch network of 800 locations serving customers from Maryland to New Hampshire. Mr. Sidhu has extensive experience in the financial services industry, as well as his capital markets background. Mr. Sidhu brings to our Board of Directors significant experience in public company operations and management, and is expected to contribute meaningfully to the Board of Director's work in evaluating strategic opportunities, and offering guidance with respect to credit management.

John K. Stephens. Mr. Stephens is a 26-year veteran of the banking and financial services industry. Mr. Stephens joined us as President and Chief Executive Officer in October 2013. Prior to joining us, from May 2011 until September 2013, Mr. Stephens served as President of Orlando, Florida-based Tower Bridge Capital, Inc., a privately held mezzanine debt and strategic advisory firm focused on emerging growth companies. From 2006 to 2011, he served as Chief Lending Officer for the Central and North Florida operations of Fifth Third Bank, N.A., overseeing a loan portfolio of almost $2 billion and was responsible for strategic leadership for all wholesale banking activities in that market area. Mr. Stephens began his career in 1986 with Wachovia Bank, N.A., now Wells Fargo & Company, where he started as a regional banking officer, later became a relationship manager responsible for originating and managing senior debt and ancillary service relationships with corporate clients, and was ultimately selected to start and lead a leveraged finance group. Mr. Stephens brings significant and varied banking experience to our Board of Directors, including work within the Northeast Florida market.

Directors Continuing In Office

Dave Bhasin. Mr. Bhasin is Chief Executive Officer of D.B. Concepts, Inc., a privately-held company he started in 2000, which operates franchised restaurants with locations throughout East Pennsylvania. In addition, he is the founder and president of various related private companies that own the restaurants and related real estate. Prior to starting D.B. Concepts, Inc., Mr. Bhasin held various technology and business management positions with Air Products & Chemicals, Inc. Mr. Bhasin’s extensive business background provides valuable business and entrepreneurial insight and perspective to our Board of Directors.

Bhanu Choudhrie. Elected to our Board of Directors in July 2010, Mr. Choudhrie rejoined C&C Alpha Group Ltd (C&C Alpha), a London-based private equity group, as Executive Director in August 2014. Mr. Choudhrie previously served in the same position at C&C Alpha from 2006 until February 2014. Prior to this, Mr. Choudhrie served as Executive Director of C&C Business Solutions. He is a private equity investor with investments in the United States, United Kingdom, Europe and Asia, and is currently a director of Customers Bancorp, Inc. (Customers Bancorp) in Pennsylvania and Quatro Management, Inc. in New York. Mr. Choudhrie benefits us with his business and financial services industry experiences as well as his knowledge of global economic trends and conditions that frequently impact U.S. financial institutions.

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John J. Dolan. Mr. Dolan, has been Chairman of our Board of Directors since 2016. He has been the Managing Member of Dolan Finance, LLC, since February 2015, which serves as general partner for Dolan Real Estate Finance, LP, which is a private investment fund that deals in financing short-term commercial real estate transactions. He was retired from January 2012 until February 2015. In January 2016, Mr. Dolan began to serve as a Partner in Profit Focus, LLC, a C-Level advisory and coaching firm, providing high level financial and strategic consulting services to enable entities to optimize their financial performance and increase their strategic focus. Mr. Dolan was employed by First Commonwealth Financial Corporation and its predecessor (First Commonwealth) headquartered in Indiana, Pennsylvania, from 1980 until December 2011. Mr. Dolan most recently served as the President and Chief Executive Officer of First Commonwealth after serving First Commonwealth as Chief Financial Officer for 20 years, and was also a director of First Commonwealth from 2007 to December 2011. He helped transform First Commonwealth from a bank with $200 million in assets to a publicly traded bank holding company with $6 billion in assets. Mr. Dolan brings to our Board of Directors extensive experience as the strategic and financial leader of a community bank, including raising capital, the development of executive management, and achieving growth through acquisitions.

James D. Hogan. Mr. Hogan has been a director since December 2013, as well as serving in various executive management roles from 2013 through 2015. Mr. Hogan first joined us as Executive Vice President and interim Chief Financial Officer in December 2013 and served in that role through April 2014. Subsequently, Mr. Hogan served as our Chief Risk Officer from May 2014 to May 2015, while also serving again as interim Chief Financial Officer from March 2015 to May 2015. Prior to joining us, Mr. Hogan served as Executive Vice President and interim Chief Financial Officer of Customers Bancorp and Customers Bank (collectively with Customers Bancorp, Customers), both headquartered in Southeast Pennsylvania, from October 2012 to August 2013. Mr. Hogan also served as Customers’ Executive Vice President and Director of Enterprise Risk Management from June 2010 to October 2012. From 2005 to 2010, Mr. Hogan was retired, but continued to work occasionally, primarily in private consulting. Mr. Hogan was Executive Vice President and Chief Financial Officer of the Philadelphia-based Sovereign Bancorp, Inc. (Sovereign), now Santander Bank, from 2001 to 2005. Prior to Sovereign, he was Executive Vice President and Corporate Controller of Firstar Bancorp (now US Bancorp) from 1987 to 2001, and was the Controller of The Idaho First National Bank (now West One Bank) from 1978 to 1987. Mr. Hogan became a certified public accountant in 1970, keeping an active license through 2005, and began his career as a bank audit specialist with Coopers and Lybrand (now PriceWaterhouseCoopers). Mr. Hogan’s extensive and lengthy experience in the banking industry as a chief financial officer as well as in the risk management and audit related areas provide significant value to the Board of Directors.

Executive Officers Who Are Not Directors

Tracy L. Keegan. Ms. Keegan has served as Executive Vice President and Chief Financial Officer of Atlantic Coast Financial Corporation since May 2015 and in the same position for Atlantic Coast Bank since March 2015. Prior to joining Atlantic Coast Bank, from June 2014 to February 2015, Ms. Keegan worked for the Seminole Tribe of Florida as a banking expert and consultant. From April 2012 to May 2014, she served as Executive Vice President and as both Chief Financial Officer and Chief Operating Officer for First Southern Bancorp, Inc., Boca Raton, Florida. From June 2011 to March 2012, Ms. Keegan served as Executive Vice President and Chief Financial Officer for Florida Community Bank. From June 2010 to May 2011, Ms. Keegan served as Director of Investor Relations for EverBank Financial Corp (EverBank), during the transition and integration of the subsidiary banks of Bank of Florida Corporation (Bank of Florida), which were acquired by EverBank. Ms. Keegan had served as Executive Vice President and Chief Financial Officer of Bank of Florida since 2006. Ms. Keegan has been a member of the Florida State Board of Accountancy since July 2014 and has 28 years of management experience in banking.

Phillip S. Buddenbohm. Mr. Buddenbohm has served as Executive Vice President and Chief Credit Officer of Atlantic Coast Financial Corporation since 2013 and of Atlantic Coast Bank since 2007. He previously served as Senior Vice President of Credit Administration from 2005 until 2007. Formerly a Vice President in the Consumer Services Division of National Commerce Financial Corporation in Memphis, Tennessee, Mr. Buddenbohm has 24 years of experience in lending, credit administration and branch services.

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Board Structure and Risk Oversight

The Chairman of our Board of Directors and our Chief Executive Officer are positions held by separate individuals. John J. Dolan is the Chairman of our Board of Directors and John K. Stephens, Jr. is our President and Chief Executive Officer. During fiscal 2015, and through his retirement from our Board of Directors in February 2016, Kevin G. Champagne served as the Chairman of our Board of Directors. The Chief Executive Officer is responsible for setting our strategic direction, day-to-day leadership, and performance, while the Chairman of the Board provides guidance to the Chief Executive Officer, sets the agenda for Board meetings, and presides over meetings of our full Board. By maintaining the separate positions of Chairman and Chief Executive Officer, our Board of Directors believes it enhances its ability to provide strong, independent oversight of our management and affairs. In addition, the separation of the Chairman of the Board and Chief Executive Officer allows the Chief Executive Officer to better focus his efforts on strengthening our franchise and increasing stockholder value. The suitability of this structure is reviewed on an annual basis by our Board of Directors.

Our Board of Directors and management have established a risk governance process to manage the material risks that are inherent in the financial services industry, as well as those that are most immediate to us. Our full Board of Directors is actively engaged in monitoring all of our risks. However, in 2014, our Board of Directors established the Risk Committee as a standing committee of our Board of Directors to focus on helping management with critical risk areas. The other committees of our Board of Directors also assist in overseeing the various management committees of Atlantic Coast Bank that utilize measurement and management processes designed for their respective areas of authority.

Organizationally, we measure and manage risk according to three broad categories: market risk (including liquidity), credit risk and operational risk (including compliance). These broad categories have been separated into specific risk types, and the responsibilities for measurement and management of these risks are assigned to the committees of our Board of Directors and management committees.

Board Independence

Our Board of Directors consists of a majority of “independent directors” within the meaning of the NASDAQ corporate governance listing standards. Our Board of Directors has determined in its business judgment that each of our directors and nominees for director is “independent” within the meaning of the NASDAQ corporate governance listing standards with the exception of James D. Hogan, who is our former Chief Risk Officer and interim Chief Financial Officer, Jay S. Sidhu, who has a loan from Atlantic Coast Bank and is a director and an executive officer of Customers, a counterparty to our related party transactions during 2016 and 2015, and John K. Stephens, Jr., who is our President and Chief Executive Officer. Our Board of Directors has adopted a policy that its independent directors shall meet in executive session periodically, and at least twice per year, which meetings may be held in conjunction with regularly scheduled board meetings. In determining the independence of the non-executive directors, our Board of Directors also reviewed Mr. Choudhrie’s position as a director of Customers, a counterparty to our related party transactions during 2016 and 2015.

Meetings of our Board of Directors and its Committees

Our business is conducted through regular and special meetings of our full Board of Directors and its standing committees. The standing committees consist of the Executive Committee, Strategic Committee, Audit Committee, Risk Committee, Compensation Committee, and Governance and Nominating Committee. During the year ended December 31, 2016, our Board of Directors had twelve regular meetings and four special meetings. During 2016, each Director attended at least 75% of the meetings of our Board of Directors and committees on which he served.

Executive Committee

Our Executive Committee currently consists of directors Dolan, who serves as Chairman, Bhasin, Sidhu, and Stephens. Our Executive Committee is generally authorized to act on behalf of our full Board of Directors when certain business matters require prompt action. During the year ended December 31, 2016, our Executive Committee did not meet as the full board held special meetings in lieu of committee meetings.

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Strategic Committee

Our Strategic Committee currently consists of directors Sidhu, who serves as Chairman, Dolan, and Stephens. Our Strategic Committee assists our Board of Directors in planning the long-term strategy of the Company. During 2016, the Strategic Committee met four times.

Audit Committee

Our Audit Committee currently consists of directors Dolan, who serves as Chairman, Choudhrie, and Palmer. Our Audit Committee assists our Board of Directors in fulfilling its oversight responsibility relating to the integrity of our financial statements and the financial reporting processes; the systems of internal control over financial reporting; compliance with legal and regulatory requirements; the performance of our internal audit function; and our relationship with our independent registered public accounting firm. The committee hires, and reviews the reports prepared by, our registered public accounting firm and reviews substantially all of our periodic public financial disclosures. The committee is empowered to investigate any matter, with full access to all of our books, records, facilities and personnel that are necessary, and has the authority to retain at our expense legal, accounting or other advisors, consultants or experts, as it deems appropriate. Our Board of Directors has determined in its business judgment that each member of our Audit Committee is, and in 2016 was, “independent” as defined in the NASDAQ corporate governance listing standards for audit committee members and under the rules of the Securities and Exchange Commission and possesses “financial sophistication,” as defined under the NASDAQ corporate governance listing standards. Our Board of Directors has determined in its business judgment that based on his financial and banking experience, director Dolan qualifies as an “audit committee financial expert” as that term is used in the rules of the Securities and Exchange Commission. Our Board of Directors has adopted a written charter for our Audit Committee, which is available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Our Audit Committee met twelve times during the fiscal year ended December 31, 2016.

Risk Committee

Our Risk Committee currently consists of directors Hogan, who serves as Chairman, Bhasin, Choudhrie, Dolan, Sidhu, and Stephens. Our Risk Committee is responsible for managing the material risks that are inherent to us. Our Risk Committee measures and manages risk according to three broad categories: (1) credit risk, (2) market risk, including liquidity, and (3) operational risk, including compliance. During the fiscal year ended December 31, 2016, our Risk Committee met eleven times.

Compensation Committee

Our Compensation Committee is responsible for recommending to our full Board of Directors the compensation of the Chief Executive Officer and executive management, and reviewing and administering the overall compensation policy of Atlantic Coast Financial Corporation and Atlantic Coast Bank. Our Compensation Committee currently consists of directors Bhasin, who serves as Chairman, Choudhrie, and Palmer. Our Board of Directors has determined in its business judgment that each member of our Compensation Committee is, and in 2016 was, “independent” as defined in the NASDAQ corporate governance listing standards and rules of the Securities and Exchange Commission for Compensation Committee members. Our Board of Directors has adopted a written charter for our Compensation Committee, which is available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Our Compensation Committee met eight times during the year ended December 31, 2016.

The role of our Compensation Committee is to review annually the compensation levels of the executive officers and recommend compensation changes to our Board of Directors. Our Compensation Committee is composed entirely of outside, non-employee directors. It is intended that the executive compensation program will enable us to attract, motivate and retain talented executive officers who are capable of achieving our business objectives and enhancing long-term stockholder value. Our Compensation Committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with our financial and stock performance. The key elements of our compensation program for executives are: base salary, annual cash incentive compensation and stock-based award compensation. As deemed necessary to determine that the key elements of our executive compensation strategy are appropriate for our industry and market, our Compensation Committee may utilize the services of third party compensation consultants to gain perspective on similar executive positions in peer groups of publicly traded financial institutions. Our Compensation Committee obtained services from a compensation consultant in 2016.

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Our Compensation Committee directly reviews the performance of our Chief Executive Officer. Our Chief Executive Officer evaluates the performance and makes recommendations to our Compensation Committee for the other executive officers. However, our Compensation Committee has the sole authority to recommend changes regarding the total compensation of all executive officers to our full Board of Directors. Under our Board’s policies, the Chief Executive Officer and any other director who is also one of our executive officers do not participate in our Board of Directors’ determination of their own compensation.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee in 2016 was an employee or officer of the Company or was formerly an officer of the Company. Director Choudhrie serves on the Board of Directors of Customers, which in 2016 engaged in certain transactions with Atlantic Coast Bank, which are described in more detail below, under “Transactions with Certain Related Persons.”

Governance and Nominating Committee

Our Governance and Nominating Committee currently consists of directors Choudhrie, who serves as Chairman, Bhasin, and Palmer, each of whom our Board of Directors has determined in its business judgment is, and in 2016 was, “independent” as defined in the NASDAQ corporate governance listing standards. Our Board of Directors has adopted a written charter for our Governance and Nominating Committee, which is available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Our Governance and Nominating Committee met four times during the year ended December 31, 2016.

The functions of our Governance and Nominating Committee include the following:

➢	leading the search for individuals qualified to become members of our Board of Directors and selecting director nominees to be presented for stockholder approval;

➢	developing and recommending to our Board of Directors other specific criteria not specified in its charter for the selection of individuals to be considered for election or re-election to our Board of Directors;

➢	adopting procedures for the submission of recommendations by stockholders for nominees to our Board of Directors and considering recommendations by stockholders for director nominations;

➢	reviewing the structure of our Board of Directors and its committees and making recommendations to our Board of Directors with respect to the size and composition of our Board of Directors and its committees;

➢	reviewing and assessing our Corporate Governance Guidelines and recommending to our Board of Directors any proposed revisions thereto;

➢	reviewing policies and procedures regarding any related party transaction and approving or ratifying any such related party transactions as the committee deems appropriate;

➢	considering and making recommendations regarding the performance of our Board of Directors and its committees;

➢	considering and making recommendations regarding the continuing education guidelines for our Board of Directors; and

➢	annually reviewing the adequacy of its charter and recommending any proposed changes to our Board of Directors.

Our Governance and Nominating Committee identifies nominees by first evaluating the current members of our Board of Directors willing to continue in service. Current members of our Board of Directors with the experience, qualifications, attributes and skills that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of our Board of Directors with that of obtaining a new perspective. In addition, our Governance and Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. While the committee does not have a formal diversity policy in the consideration of director nominees, the committee guidelines do require diversity to be taken into account. The committee considers a number of other criteria, as set forth below, in its consideration of nominees for our Board of Directors.

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Our Governance and Nominating Committee seeks to identify candidates who, at a minimum, satisfy the following criteria:

➢	the highest personal and professional ethics and integrity and whose values are compatible with our values;

➢	experience and achievements that have given them the opportunity to exercise and develop good business judgment;

➢	a willingness to devote the necessary time to the work of our Board of Directors and its committees, which includes being available for board and committee meetings;

➢	involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

➢	the capacity and desire to represent and balance the best interests of the communities that we serve, including our stockholders and our customers, and not primarily a special interest group or constituency.

Our Governance and Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and applicable rules of the Securities and Exchange Commission.

Our Governance and Nominating Committee has adopted procedures for the submission of recommendations for director nominees by our stockholders. While stockholder nominees are generally considered by our Board of Directors in the same way that the Board considers other proposed nominees, the committee may choose not to act on an unsolicited recommendation if no vacancy exists on our Board of Directors and the committee does not perceive a need to increase the size or change the composition of our Board of Directors. Stockholders can submit the names of qualified candidates for director by writing to the Chairman of our Governance and Nominating Committee at 4655 Salisbury Road, Suite 110, Jacksonville, Florida 32256. The Chairman must receive a submission not less than 120 days prior to the date of our proxy materials for the preceding year’s annual meeting.

The submission must include the following information:

➢	a statement that the proponent making the submission is a stockholder and is proposing a candidate for consideration by our Governance and Nominating Committee;

➢	the name and address of the recommending stockholder as they appear on our stockholder records, and the number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership should be provided);

➢	the name, address and contact information for the candidate as they appear on our stockholder records, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s beneficial ownership should be provided);

➢	a statement of the candidate’s business and educational experience;

➢	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Schedule 14A of the Securities Exchange Act of 1934, as amended;

➢	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors or those of our affiliates;

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➢	detailed information about any relationship or understanding between the recommending stockholder and the candidate; and

➢	a statement from the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements of our Bylaws and the rules of the Securities and Exchange Commission, including those discussed on page 27 under “Advanced Notice of Business to be Conducted at Annual Meeting” and on page 28 under “Stockholder Proposals.”

Stockholder Communication with our Board of Directors

A stockholder who wants to communicate with our Board of Directors or with any individual director can write to us at 4655 Salisbury Road, Suite 110, Jacksonville, Florida 32256, in each case to the attention of our Corporate Secretary. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership.

Depending on the subject matter, management will:

•	forward the communication to the director, directors, or committee to whom it is addressed;

•	attempt to handle the inquiry directly, or forward the communication for response by another employee. For example, a request for information about a stock-related matter may be forwarded to our stockholder relations officer; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Code of Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, and a Code of Ethics for our Chief Executive Officer and Senior Financial Officers. The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available on our website at www.atlanticcoastbank.net, by clicking on Investor Relations and then Governance Documents. Amendments to and waivers from the codes that are required to be disclosed to stockholders will be posted on our website.

Attendance at Annual Meetings of Stockholders

Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will make every effort to attend our annual meetings. All of the members of our Board of Directors attended the prior year’s annual meeting of stockholders.

Audit Committee Report

Our Audit Committee has issued the following report:

The Audit Committee of the Board of Directors has reviewed and discussed the audited consolidated financial statements of the Company and Atlantic Coast Bank with management of the Company and Dixon Hughes Goodman LLP, independent registered public accountants for the Company for the year ended December 31, 2016. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit Committee has discussed with Dixon Hughes Goodman LLP the matters required to be discussed by PCAOB Auditing Standard No. 16, “Communications with Audit Committees.” The Audit Committee has received the written disclosures and confirming letter from Dixon Hughes Goodman LLP required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and in compliance with PCAOB Rule 3520, and has discussed with Dixon Hughes Goodman LLP its independence from the Company.

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Based on these reviews and discussions with management of the Company and Dixon Hughes Goodman LLP referred to above, the Audit Committee has recommended to our Board of Directors that the audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2016 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016.

This Audit Committee Report does not constitute soliciting material and this Audit Committee Report should not be deemed filed or incorporated by reference into any of our other previous or future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Audit Committee Report by reference therein.

This report has been provided by the Audit Committee.

John J. Dolan, Chairman

Bhanu Choudhrie

W. Eric Palmer

Jacksonville, Florida

March 9, 2017

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and beneficial owners of greater than 10% of our common stock to file reports on Forms 3, 4, and 5 with the Securities and Exchange Commission disclosing ownership and changes in ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company’s annual proxy statement or Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of our common stock to file a Form 3, 4, or 5 on a timely basis.

Based solely on a review of Forms 3, 4, and 5 filed during or with respect to 2016, and written representations from the applicable reporting persons, we believe that all of our officers and directors complied with all their applicable filing requirements during the fiscal year ended December 31, 2016.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

General

This Compensation Discussion and Analysis provides information regarding the philosophy, objectives, and elements of our compensation program, policies, and practices with respect to the compensation of our executive officers who appear in the “Summary Compensation Table” below (referred to collectively throughout this section as our named executive officers). Our named executive officers for the fiscal year ended December 31, 2016 were:

•	John K. Stephens, Jr., our President and Chief Executive Officer

•	Tracy L. Keegan, our Executive Vice President, Chief Financial Officer and Corporate Secretary

•	Phillip S. Buddenbohm, our Executive Vice President and Chief Credit Officer

Compensation Philosophy and Objectives

The compensation programs and policies of the Company are designed to enhance stockholder value by aligning the financial interests of the named executive officers with those of the stockholders. The Company competes with other financial institutions by seeking to attract and retain a highly qualified and capable management team and by utilizing compensation programs that reward exceptional performance. The Compensation Committee and the Board of Directors believe that its executive management compensation programs should:

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•	Reflect the qualifications, skills, experience and responsibilities of each officer on the management team;

•	Serve to attract and retain the most qualified individuals available to the Company by being competitive with compensation that is paid to persons having similar positions and responsibilities within other financial institutions in the same or other market areas from which we compete for talent; and

•	Provide each officer on the management team with appropriate incentive to perform at his or her best, on both a short-term and long-term basis, in a manner that is consistent with the overall strategic goals of the Company and enhances long-term stockholder value.

The compensation of the named executive officer is reviewed and approved annually by the Compensation Committee, with recommendations provided to the Board of Directors. Their review includes base salaries (the “fixed” portion of compensation) and performance-based incentive compensation (the “variable” or incentive portion of compensation).

We believe in providing executives with base salaries that target the 50th percentile of market compensation. We believe in providing the executive the opportunity to earn total compensation (which included performance-based compensation) at the 75th percentile, or higher, should performance warrant.

The key elements of our compensation program for executive include base salary and incentive compensation, which includes annual cash incentive compensation and stock-based award compensation. As seemed necessary to determine that the key elements of our executive compensation strategy are appropriate for our industry and market, our Compensation Committee may utilize the services of third party compensation consultants to gain perspective on similar executive positons in peer groups of publicly traded financial institutions.

Peer Group

In developing our compensation philosophies and practices in 2016, we, with the assistance of our outside, independent consulting firm, Compensation Advisors, identified a group of 17 other financial institutions with total assets between $500 million and $1.2 billion, with publicly available compensation information. This peer group was composed of:

Community Bankers Trust Corporation – Richmond, Virginia

Avenue Financial Holdings, Inc., - Nashville, Tennessee

First Bancshares, Inc. – Hattiesburg, Mississippi

Southern National Bancorp of Virginia, Inc. – McLean, Virginia

Entegra Financial Corp. – Franklin, North Carolina

Charter Financial Corporation – West Point, Georgia

Porter Bancorp, Inc. – Louisville, Kentucky

Commerce Union Bancshares, Inc. – Brentwood, Tennessee

First Community Corporation – Lexington, South Carolina

Auburn National Bancorporation, Inc. – Auburn, Alabama

Security Federal Corporation – Aiken, South Carolina

ASB Bancorp, Inc. – Asheville, North Carolina

Carolina Bank Holdings, Inc. – Greensboro, North Carolina

Peoples Financial Corporation – Biloxi, Mississippi

United Security Bancshares, Inc. – Thomasville, Alabama

Virginia National Bankshares Corporation – Charlottesville, Virginia

Sunshine Bancorp, Inc. – Plant City, Florida

Base Salaries

In 2016, we did not adjust the base salaries of our named executive officers, leaving them as we set them in mid-2015. In early 2017, the Compensation Committee discussed increasing the salaries of the named executive officers both to reward them for the performance of the Company and to bring them closer to the 50th percentile of our peer group of other financial institutions. The Compensation Committee recommended, and the Board of Directors approved, a 5% increase in each of the named executive officer’s salaries effective February 6, 2017. As a result, as of that date, Mr. Stephens’ salary is $422,100, Ms. Keegan’s is $231,000, and Mr. Buddenbohm’s is $199,520.

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2016 Incentive Compensation

After consultation with Compensation Advisors, in 2016, the Compensation Committee recommended to the Board of Directors, which adopted, two incentive compensation plans under our 2016 Omnibus Incentive Plan. The Compensation Committee concluded that the Company’s principal strategic objectives should include return to stockholders, continuing improvement in earnings relative to our size, and our loan underwriting and credit administration functions. To measure the Company’s progress in 2016 towards the achievement of those objectives, the Compensation Committee identified certain key performance metrics which would fairly take into account the named executive officers’ contribution thereto. The Compensation Committee identified these metrics to be earnings per share for 2016, return on average assets in the third and fourth quarters of 2016, and the amount of non-performing assets as a percentage of total assets at December 31, 2016. We believe these metrics effectively measure and reflect our financial performance and return to stockholders during the year, and serve as an accurate representation of the accomplishments, leadership, and performance of our named executive officers.

One of these plans was titled the Annual Incentive Plan, which provided an opportunity for the named executive officers to receive incentive awards based on the three performance metrics listed above. Mr. Stephens could earn a target award of 40% of his salary, and Ms. Keegan and Mr. Buddenbohm could each earn target awards equal to 25% of their salaries. As a percentage of the target awards, earnings per share was weighted at 60%, with a target of $0.44. Return on average assets for the third and fourth quarters was weighted as 20%, with a target of 0.88%, annualized. Non-performing assets as a percentage of total assets was also weighted as 20%, with a target of 0.75%. A minimum performance threshold was set at 85% of the targets, with a payout of 50% of the target award. A performance maximum was set at 115% of the targets, with a payout of 150% of the target award. Performance below the thresholds provided for no award for that metric and awards were prorated between the threshold and the maximum. Awards were made 70% in cash and 30% in restricted stock to vest over a three-year period. The cash component of this award was intended to provide an immediate financial benefit to the named executive officers to reward them for their efforts during 2016. The stock component of the award was intended to tie its value to the potential long-term effects of the achievements and progress made in 2016. The three-year vesting schedule was also intended to act as a retention tool for the named executive officers.

The second plan was titled the Long Term Incentive Plan, which provided an opportunity for the named executive officers to receive incentive awards based on earnings per share. Because the measurement period for that metric was only one year, the Long Term Incentive Plan did not technically qualify as a long term plan under the 2016 Omnibus Incentive Plan. Therefore, the Board has elected to treat the Long Term Incentive Plan as an Other Stock-Based Award. Under this award, Mr. Stephens could earn an award of 40% of his salary, and Ms. Keegan and Mr. Buddenbohm could each earn an award equal to 25% of her or his respective salary. Awards would only be made if the Company’s earnings per share was at least $0.44. Awards were made in restricted stock, which will cliff vest after five years. The all-stock nature of the award and the five-year cliff vesting was intended to serve as a retention tool for the named executive officers and to provide an incentive to them to continue to work in a manner intended to increase long-term stockholder value and return.

Based on our audited financial statements, earnings per share was $0.42, the annualized return on average assets in the third and fourth quarters was 0.79%, and non-performing assets as a percentage of total assets was 1.44%. As permitted by the 2016 Omnibus Incentive Plan, the Compensation Committee also took into account these certain extraordinary, out-of-the-ordinary-course-of-business factors in evaluating the named executive officers’ effectiveness in managing and guiding the Company in the successful implementation of the Company’s objectives:

•	The gains on sale of certain investment securities, in order to manage interest rate risk, and the corresponding loss of income from those securities.

•	The gain on sale of certain portfolio loans, also to manage interest rate risk.

•	The proactive transfer of two assets to non-accrual status, in order to force the borrowers to take dispositive action.

•	Certain legal expenses associated with transactions undertaken by prior management.

•	The gain on sale of our Garden City branch office.

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As a result of taking into account these factors, the Compensation Committee adjusted the performance metrics to be earnings per share of $0.45, annualized return on average assets in the third and fourth quarters of 1.14%, and non-performing assets as a percentage of total assets of 0.84%.

As a result of adjusting the performance metrics: (i) Mr. Stephens received a cash payment of $119,820, 20,668 shares of restricted stock subject to five year cliff vesting, and 6,599 shares of restricted stock subject to a prorata three year vesting schedule; (ii) Ms. Keegan received a cash payment of $40,979, 7,069 shares of restricted stock subject to five year cliff vesting, and 2,257 shares of restricted stock subject to a prorata three year vesting schedule; and (iii) Mr. Buddenbohm received a cash payment of $50,559, 6,105 shares of restricted stock subject to five year cliff vesting period, and 1,950 shares of restricted stock subject to a prorata three year vesting schedule.

When combined with the named executive officers’ base salaries, the total compensation paid to our named executive officers was close to the compensation paid by the 50th percentile of our peer group members, but did not reach our goal of being at the 75th percentile upon our named executive officers having met the performance goals the Compensation Committee set for them.

2017 Incentive Compensation

For 2017, the Compensation Committee is in the process of working with Compensation Advisors to design two incentive compensation plans under our 2016 Omnibus Incentive Plan. The Compensation Committee intends that each of our named executive officers will participate in these plans and that the plans, in conjunction with the now-adjusted base salaries, will provide each named executive officer the opportunity to earn compensation at the 75th percentile of our identified peer group.

One of the plans is expected to be similar to the Annual Incentive Plan for 2016. The Compensation Committee has not yet determined the performance metrics or goals or target awards. However, the Compensation Committee expects to again use earnings per share, some measure of return on assets, and an asset quality metric.

In 2017, the Compensation Committee also intends to design a Long-Term Incentive Plan with a measurement period exceeding one year, for at least one performance metric.

The Compensation Committee’s goal in developing these two plans will be to reward the named executive officers for their contributions to our performance in 2017, incent them to manage our Company with a long-term vision, and to tie part of the value of their stock-based compensation to their continued employment with the Company.

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2016, 2015, and 2014, compensation for each of the individuals listed in the table below, who are each referred to as “named executive officers.” ACFC has no executive officers other than the named executive officers.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)(2)		Stock awards ($)(3)	Non-equity incentive plan compensation ($)(3)	All other compensation(4) ($)	Total ($)
John K. Stephens, Jr. (5)	2016	$402,600	$	─	$212,151	$119,820	$17,962	$752,533
President and Chief Executive Officer	2015	339,231		100,000	─	─	54,326	493,557
	2014	300,000		─	─	─	34,504	334,504
Tracy L. Keegan (6)	2016	$260,600	$	─	$72,563	$40,979	$16,029	$390,171
Executive Vice President and	2015	163,077		40,000	─	─	29,240	232,317
Chief Financial Officer	2014	─		─	─	─	─	─
Phillip S. Buddenbohm	2016	$190,600	$	─	$62,668	$35,391	$8,855	$297,514
Executive Vice President and	2015	182,308		50,000	─	─	2,438	234,746
Chief Credit Officer	2014	150,000		─	─	─	2,393	152,393

(1)	Certain columns were intentionally omitted from the table because they contained no values.
(2)	Represents bonus payments made in in 2016 for performance in 2016.
(3)	Represents grants made on February 15, 2017, for performance in 2016.
(4)	The amounts in this column reflect the various benefits and payments received by the named executive officers. A break-down of the various elements of compensation in this column is set forth in the table below for the year ended December 31, 2016.
(5)	Mr. Stephens also serves as a member of our Board of Directors, but does not receive compensation for his service as a director.
(6)	Ms. Keegan began working for Atlantic Coast Financial Corporation on March 23, 2015 in a financial manager role prior to assuming her position as Executive Vice President and Chief Financial Officer on May 18, 2015, after receipt of regulatory non objection on May 15, 2015.

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All Other Compensation Table

Name	Cellular telephone reimbursements ($)	401(k) plan contributions ($)	Health insurance premiums ($)	Group Life Insurance ($)	Long-term disability premiums ($)	Total ($)
John K. Stephens, Jr.	$600	$10,600	$5,619	$720	$423	$17,962
Tracy L. Keegan	600	8,800	5,619	587	423	16,029
Phillip S. Buddenbohm	600	1,753	5,619	489	394	8,855

Grants of Plan Based Awards

The Company made no grants of equity incentive or compensation awards in 2016 and none of the named executive officers held any such awards at December 31, 2016.

However, on February 15, 2017, the Company made grants of restricted stock to each of the named executive officers for performance in 2016. Information related to those grants is contained in the following table.

Name	Award Type	Grant Date	Restricted Stock Awards (#)		Grant Date Fair Value of Stock Awards ($)(3)

John K. Stephens, Jr.	Restricted Stock	2/15/17	20,668	(1)	$160,800
	Restricted Stock	2/15/17	6,599	(2)	51,351
Tracy L. Keegan	Restricted Stock	2/15/17	7,069	(1)	$55,000
	Restricted Stock	2/15/17	2,257	(2)	17,563
Phillip S. Buddenbohm	Restricted Stock	2/15/17	6,105	(1)	$47,500
	Restricted Stock	2/15/17	1,950	(2)	15,168

1)	Will vest on February 15, 2022.
2)	Will vest in three, equal, annual installments beginning on February 15, 2018.
3)	Based on the fair market value per share on February 15, 2017, computed in accordance with the 2016 Omnibus Incentive Plan.

Named Executive Officer Agreements

On April 1, 2016, Atlantic Coast Bank entered into Employment Agreements (collectively, the Employment Agreements) with Mr. Stephens, Ms. Keegan, and Mr. Buddenbohm (each, an Executive) on April 1, 2016. Each Employment Agreement is for a term of one year (which may be renewed for successive periods of one year thereafter unless otherwise terminated as set forth in the Employment Agreement), provides for an initial annual base salary ($402,000 for Mr. Stephens, $220,000 for Ms. Keegan, and $190,000 for Mr. Buddenbohm), and entitlement to potential equity and non-equity incentive/bonus awards, reimbursement for business expenses, benefits under Atlantic Coast Bank’s policies, perquisites customarily provided to Atlantic Coast Bank’s executive officers, supplemental life insurance coverage equal to three times the Executive’s base salary, four weeks of vacation pay, and monthly disability benefits to age 65 not to exceed the lesser of: (i) 60% of base salary (with such coverage to increase following any increase in the base salary) or (ii) $25,000.

The Employment Agreements may be terminated by Atlantic Coast Bank without Cause (as defined in the Employment Agreements), by Atlantic Coast Bank for Cause, and by the Executive upon the Executive’s voluntary resignation. If terminated by Atlantic Coast Bank without Cause, the Executive is entitled to a payment in an amount equal to two times the sum of: (i) the then current annual salary, plus (ii) the annual premium for family medical, life and disability insurance coverages. In the event the Executive’s employment is terminated within twelve months following the closing of a Change in Control (as defined in the Employment Agreements) other than for Cause or by the Executive for Good Reason (as defined in the Employment Agreements), then the Executive is entitled to a payment in an amount equal to two times (or three times in the case of Mr. Stephens) the sum of: (i) the then current annual salary, plus (ii) the annual premium for family medical, life and disability insurance coverages, plus (iii) the average cash bonus received by the Executive during the three-year period preceding the closing of such Change in Control. The amounts are payable in a single lump sum. In addition, any unvested restricted stock awards, stock options, and other equity awards will become fully vested as of the date of termination. However, if any portion of the foregoing payments would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code or would be non-deductible by us or Atlantic Coast Bank pursuant to Section 280G of the Internal Revenue Code, then the payments will be reduced (but not below zero) if and to the extent necessary so that no portion of any payment would be subject to the foregoing excise taxes or non-deductible by us or Atlantic Coast Bank pursuant to Section 280G of the Internal Revenue Code.

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The Employment Agreements also include non-competition, non-solicitation, confidentiality, and other restrictive covenants binding on the Executive and provide for Atlantic Coast Bank to withhold compensation if required pursuant to applicable law. Any incentive-based or other compensation paid to the Executive under the Employment Agreement or any other agreement or arrangement with Atlantic Coast Bank that is subject to recovery under any law, regulation or stock exchange listing requirement will be subject to such deduction and clawback as may be required to be made pursuant to such law, regulation or requirement (or any policy adopted by Atlantic Coast Bank).

Potential Payments upon Termination or Change in Control

The following table summarizes the payments that would be made to Mr. Stephens, Ms. Keegan, and Mr. Buddenbohm at December 31, 2016, pursuant to the Employment Agreements, under the circumstances indicated, and subject to the requirements described above.

The following table does not take into account the salary increases effective February 6, 2017, or the grants made to the named executive officers on February 15, 2017, for performance in 2016.

Name	Voluntary	Involuntary without cause	Involuntary for cause	CIC with Termination	Death	Disability
John K. Stephens, Jr.
Salary	$-	$804,000	$-	$1,206,000	$-	$-
Insurance premiums	-	20,286	-	30,429	-	-
Bonus	-	66,667	-	100,000	-	-
Restricted stock grants	-	-	-	-	-	-
Insurance payments	-	-	-	-	1,206,000	3,755,000
Total	$-	$890,953	$-	$1,336,429	$1,206,000	$3,755,000
Tracy L. Keegan
Salary	$-	$440,000	$-	$440,000	$-	$-
Insurance premiums	-	13,258	-	13,258	-	-
Bonus	-	33,333	-	33,333	-	-
Restricted stock grants	-	-	-	-	-	-
Insurance payments	-	-	-	-	660,000	1,998,150
Total	$-	$486,591	$-	$486,591	$660,000	$1,998,150
Phillip S. Buddenbohm
Salary	$-	$380,000	$-	$380,000	$-	$-
Insurance premiums	-	13,004	-	13,004	-	-
Bonus	-	33,333	-	33,333	-	-
Restricted stock grants	-	-	-	-	-	-
Insurance payments	-	-	-	-	570,000	2,274,300
SERP	7,000	7,000	-	7,000	7,000	7,000
Total	$7,000	$433,337	$-	$433,337	$577,000	$2,281,300

Outstanding Equity Awards at Year End

The Company made no grants of equity incentive or compensation awards in 2016 and none of the named executive officers held any such awards at December 31, 2016.

However, on February 15, 2017, the Company made grants of restricted stock to each of the named executive officers for performance in 2016. Information related to those grants is contained in the following table.

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Name	Number of shares of stock that have not vested		Market value of shares of stock that have not vested(3)
John K. Stephens, Jr.	20,668	(1)	$140,542
	6,599	(2)	44,873
Tracy L. Keegan	7,069	(1)	$48,069
	2,257	(2)	15,348
Phillip S. Buddenbohm	6,105	(1)	$41,514
	1,950	(2)	13,260

1)	Will vest on February 15, 2022.
2)	Will vest in three, equal, annual installments beginning on February 15, 2018.
3)	Based on the closing price of $6.80 per share on December 30, 2016.

Compensation Plans

2016 Omnibus Incentive Plan

General. Our Compensation Committee administers the 2016 Omnibus Incentive Plan (the 2016 Incentive Plan). This will continue unless our Compensation Committee or Board of Directors delegates such authority. Our Compensation Committee and any such delegate are referred to as the “Administrator.” The Administrator may designate any of our officers, other employees, individuals engaged to become employed by us, directors, consultants, or advisors.

Types of Awards. Awards may consist of stock options, stock appreciation rights (SARs), performance shares, performance units, shares of common stock, restricted stock, restricted stock units, incentive awards, and dividend equivalent units. Only our employees may receive incentive stock options within the meaning of Section 422 of the Internal Revenue Code.

Shares Reserved under the 2016 Incentive Plan. The 2016 Incentive Plan provides that 500,000 shares of common stock are reserved for issuance under the 2016 Incentive Plan, subject to adjustment, as described below. In general, if it can be determined that shares will not be issued pursuant to an award that had been previously granted, then such shares may again be used for new awards. The 2016 Incentive Plan also includes specific limits as to the size of specific awards that any participant may receive over certain periods of time. Each of these limitations is subject to adjustment as described below.

Stock Options. The Administrator determines the number of shares subject to the stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option and the grant date for the stock option, which may not be any date prior to the date that the Administrator approves the grant. The Administrator fixes the stock option exercise price, which may never be less than the fair market value of a share of our common stock on the date of grant. The Administrator determines the expiration date of each stock option, except that the expiration date may not be later than 10 years after the date of grant. Stock options are exercisable and vest at such times and are subject to such restrictions and conditions as the Administrator deems necessary or advisable, including with respect to the manner of payment of the exercise price of such stock options.

SARs. A SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of our common stock during a specified period of time. The Administrator determines all terms and conditions of each SAR, including: (1) whether the SAR is granted independent of a stock option or relates to a stock option; (2) the grant date, which may not be a date prior to the date of the grant; (3) the number of shares of our common stock to which the SAR relates; (4) the grant price, which may never be less than the fair market value of our common stock on the date of grant; (5) the terms and conditions of exercise or maturity, including vesting; (6) a term that must end no later than 10 years after the date of grant; and (7) whether the SAR will settle in cash, common stock, or a combination of the two.

Performance and Stock Awards. The Administrator has the authority to grant awards of shares of common stock, restricted stock, restricted stock units, performance shares, or performance units. Restricted stock awards are shares of common stock subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement of performance goals established by the Administrator and/or upon completing a period of service. Restricted stock units represent the right to receive cash and/or shares of common stock, the value of which is equal to the fair market value of one share of our common stock. Performance shares are the right to receive shares of common stock to the extent performance goals are achieved or other requirements are met. Performance units represent the right to receive cash and/or shares of common stock valued in relation to a unit that has a dollar value or the value of which is equal to the fair market value of shares of common stock, to the extent performance goals are achieved or other requirements are met.

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The Administrator determines all terms and conditions of the performance and stock awards, including: (1) the number of shares of common stock and/or units to which such award relates; (2) whether performance goals must be achieved for the participant to realize any portion of the benefit under the award; (3) the length of the vesting and/or performance period and, if different, the date of payment of the award; (4) with respect to performance units, whether to measure the value of each unit in relation to a dollar value or the fair market value of shares of common stock; and (5) with respect to performance units and restricted stock units, whether the awards will be settled in cash, in shares of common stock (including restricted stock), or in a combination of the two. However, the 2016 Incentive Plan requires a minimum vesting period on certain types of awards: any period of vesting applicable to restricted stock or restricted stock units that are not subject to a performance goal and are granted to a participant other than a non-employee director may not lapse more quickly than ratably over three years from the date of grant.

Performance Goals and Incentive Awards. The Administrator has the authority to grant annual and long-term incentive awards. An incentive award is the right to receive an award, to the extent performance goals are achieved. Performance goals are any goals the Administrator establishes that relate to our performance. The Administrator determines all terms and conditions of an annual or long-term incentive award, the performance period, the potential amount payable, and the timing of payment.

Dividend Equivalent Units. The Administrator has the authority to grant dividend equivalent units in tandem with awards other than stock options or SARs. A dividend equivalent unit is the right to receive a payment (in cash or shares) equal to the cash dividends paid with respect to a share of our common stock.

Other Stock-Based Awards. The Administrator may grant to any participant shares of unrestricted stock as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

Minimum Vesting and Performance Periods. Any period of vesting applicable to restricted stock or restricted stock units that are not subject to a performance goal and are granted to a participant other than a non-employee director may not lapse more quickly than ratably over three years from the date of grant. In addition, the performance period for an annual incentive award must relate to a period of at least one year, and the performance period for a long-term incentive award must relate to a period longer than one year. Under certain circumstances, the Administrator may adjust vesting or performance periods for certain types of awards.

Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Administrator allows a participant: (i) to designate in writing a beneficiary to exercise the award or receive payment after the participant’s death, (ii) to transfer an award to a former spouse incident to a divorce, or (iii) provided that the participant receives no consideration in connection therewith, to otherwise transfer an award.

Adjustments. If (1) we are involved in a merger or other similar transaction, (2) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property, (3) we pay a cash dividend that exceeds 10% of the fair market value of a share of common stock or engage in an extraordinary repurchase of shares of common stock, or (4) any other event occurs that in the judgment of the Administrator requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the 2016 Incentive Plan, then the Administrator will, in a manner it deems equitable to prevent dilution or enlargement of such benefits, adjust: (A) the number and type of shares subject to the 2016 Incentive Plan; (B) the number and type of shares subject to outstanding awards; (C) the grant, purchase or exercise price with respect to any award; and (D) to the extent such discretion does not cause an award intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code to lose its status as such, the performance goals of an award. In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award.

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Change of Control. The 2016 Incentive Plan does not provide for automatic vesting of awards solely upon a change of control. However, in the event of a change of control, the Administrator in its discretion may provide for immediate vesting or other adjustments to the awards. Except as otherwise provided in any agreement between participant and us or an affiliate, if the receipt of any payment by a participant under such circumstances described above would result in the payment of any excise tax provided for in Section 280G and Section 4999 of the Internal Revenue Code, then the amounts and benefits to such participant shall be reduced to the extent necessary so as to maximize amounts and the value of benefits to the participant without causing any amount to become nondeductible by us pursuant to Section 280G of the Internal Revenue Code.

Term of Plan. Unless earlier terminated by the Board of Directors or the Administrator, the 2016 Incentive Plan will remain in effect until May 23, 2026.

Termination and Amendment. Board of Directors or the Administrator may amend, alter, suspend, discontinue or terminate the 2016 Incentive Plan at any time, subject to certain limitations as may be required by law or the listing requirements of a stock exchange or market, or that would diminish the restrictions against repricing and backdating of outstanding stock options or SARs.

The Administrator may modify, amend, or cancel any award or waive any restrictions or conditions applicable to any award or the exercise of the award, except a participant must agree to any such change which would materially diminish the rights of the participant. The Administrator does not need such consent for such changes which are pursuant to a change of control , required by law or listing requirements of a stock exchange or market, are intended to preserve favorable accounting or tax treatment, or if such changes will not materially and adversely affect the value of an award.

Recoupment and Disgorgement of Awards. The 2016 Incentive Plan gives the Administrator the authority to terminate or cause a participant to forfeit an award, and require the participant to disgorge to the Company any gains attributable to an award, if the participant engages in certain actions which are harmful to the Company, or if required by law or any listing standards to which we are subject.

Repricing and Backdating Prohibited. In general, the administrator may not: (1) amend the terms of stock options or SARs to reduce the exercise or grant; (2) cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price less than the exercise or grant price of the original stock options or SARs; or (3) cancel outstanding stock options or SARs with an exercise or grant price above the current Fair Market Value of a share of our common stock in exchange for cash or other securities. The Administrator may not make a grant of a stock option or SAR with a grant date that is effective before the date the Administrator takes action to approve such award.

2005 Stock Option Plan

Our outside directors and key employees and those of our Affiliates (as defined by the plan) were eligible to participate in and receive awards under the Atlantic Coast Financial Corporation 2005 Stock Option Plan (the 2005 Stock Option Plan)) until its termination in July 2015. Under the 2005 Stock Option Plan, we reserved 139,720 shares of common stock (as adjusted as a result of the second-step conversion from a mutual holding company structure to the fully public stock holding company structure in February 2011) to be issued pursuant to grants of stock option awards.

Amended and Restated Supplemental Executive Retirement Plan

Atlantic Coast Bank adopted the Atlantic Coast Bank Amended and Restated Supplemental Executive Retirement Plan, which was originally established on November 1, 2004 and was most recently amended and restated on January 1, 2005. Each employee who is selected by the Board of Directors of Atlantic Coast Bank is eligible to participate in this plan. Mr. Buddenbohm, but not Mr. Stephens nor Ms. Keegan, is participating in this plan.

Each participant in the plan is entitled to a supplemental retirement benefit equal to the executive’s “appreciation benefit.” The participant’s “appreciation benefit” is calculated based on the following formula: the “prior benefit” multiplied by the “issue price” multiplied by the “exchange ratio.” The “prior benefit” is the number of shares of our common stock equal to the participant’s accrued benefit under the plan as of December 11, 2009. The fair market value of our common stock as of December 11, 2009 used to determine the “prior benefit” is $1.44. The “issue price” is $10.00, which was the initial offering price of the shares of our common stock in connection with the second-step conversion. The “exchange ratio” is 0.196, which was used to determine the number of shares of our common stock that were exchanged for each share of common stock of Atlantic Coast Federal Corporation as a result of the second-step conversion.

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Each participant became 100% vested in the participant’s appreciation benefit as a result of the completion of the second-step conversion. Payment of the participant’s vested appreciation benefit will commence on January 1st of the year following the participant’s separation from service at or after attaining age 65 (the normal retirement age) and will be payable in 20 equal annual installments. If the participant’s separation from service occurs at or after attaining age 55 but before attaining the normal retirement age (the early retirement age), the participant’s appreciation benefit shall be reduced by 5% for each year the participant’s early retirement age is less than the normal retirement age. The reduced appreciation benefit will commence on January 1st of the year following the participant’s separation from service and will be payable in 20 equal annual installments.

Information regarding Mr. Buddenbohm’s participation in this plan is reflected in the following table.

Name	Plan Name	Number of years credited service	Present value of accumulated benefit	Payments during last fiscal year
John K. Stephens, Jr.	N/A	N/A	N/A	N/A
Tracy L. Keegan	N/A	N/A	N/A	N/A
Phillip S. Buddenbohm	Amended and Restated Supplemental Executive Retirement Plan	5	$7,067	$-

401(k) Plan

On January 1, 2016, Atlantic Coast Bank adopted The Wealthy and Wise 401(k) Plan (the New 401(k) Plan), which is a multiple employer plan. The New 401(k) Plan is a tax-qualified defined contribution retirement plan for all employees who have satisfied the plan’s eligibility requirements. Employees who have completed three consecutive months of service will begin participation in the New 401(k) Plan on the first day of the month coinciding with or following the date the employee has satisfied the eligibility requirements.

A participant may contribute up to 75% of his or her compensation to the New 401(k) Plan on a pre-tax basis, subject to the limitations imposed by the Internal Revenue Code. In addition to salary deferral contributions, Atlantic Coast Bank will make matching contributions under the New 401(k) Plan equal to the sum of 100% of the amount of the participant's elective deferrals that do not exceed 3% of the participant's compensation, plus 50% of the amount of the participant's elective deferrals that exceed 3% of the participant's compensation, but do not exceed 5% of the participant's compensation. A participant is always 100% vested in his or her salary deferral contributions and, under the New 401(k) Plan, all employer contributions are always 100% vested. Generally, a participant (or participant’s beneficiary) will be eligible to receive a distribution from his or her vested account at retirement (age 60), age 59½ (while employed with Atlantic Coast Bank), death, disability, or termination of employment.

For the 2015 calendar year, the maximum salary deferral contribution that could be made by a participant into the Company’s prior 401(k) Plan (the Old 401(k) Plan) was $18,000; provided, however, that a participant over age 50 could contribute an additional $6,000 to the Old 401(k) Plan. In addition to salary deferral contributions, Atlantic Coast Bank made matching contributions under the Old 401(k) Plan equal to 50% of the first 6% of the compensation that was deferred by the participant during the plan year. A participant was always 100% vested in his or her salary deferral contributions. Under the Old 401(k) Plan, all employer contributions vested at a rate of 20% per year, beginning after the participant’s completion of his or her second year of service, such that the participant would be fully vested upon completion of six years of credited service. However, a participant would have immediately become 100% vested in the employer contributions upon his or her death, disability, or attainment of age 60 while employed with Atlantic Coast Bank. Generally, a participant (or participant’s beneficiary) would have received a distribution from his or her vested account at retirement (age 60), age 59½ (while employed with Atlantic Coast Bank), death, disability, or termination of employment.

Each participant has an individual account under the New 401(k) Plan and may direct the investment of his or her account among a variety of investment options or vehicles available. In addition, prior to January 1, 2016, participants in the Old 401(k) Plan could purchase shares of Atlantic Coast Financial Corporation common stock.

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Employee Stock Ownership Plan

We maintain the Atlantic Coast Financial Corporation Employee Stock Ownership Plan. Our employees who have been credited with at least 1,000 hours of service during a twelve-month period are eligible to participate in the employee stock ownership plan. As part of the initial public offering of Atlantic Coast Federal Corporation, the employee stock ownership plan borrowed funds from Atlantic Coast Federal Corporation to purchase 465,520 shares of common stock, which served as collateral for the loan. Shares purchased by the employee stock ownership plan are held in a suspense account for allocation among the participants’ accounts as the loan is repaid.

Contributions to the employee stock ownership plan and shares released from the unallocated suspense account in an amount proportional to the repayment of the employee stock ownership plan loan will be allocated to each eligible participant’s plan account, based on the ratio of each participant’s compensation to the total compensation of all eligible participants. Vested benefits will be payable generally upon the participants’ termination of employment, and will be paid in the form of common stock, or to the extent participants’ accounts contain cash, benefits will be paid in cash. However, participants have the right to elect to receive their benefits entirely in the form of common stock. We are required to record compensation expense each year in an amount equal to the fair market value of the shares released from the suspense account.

As a result of the second-step conversion, the 139,656 shares of Atlantic Coast Federal Corporation held in the suspense account were converted to 27,372 shares of our common stock, and all shares allocated to participants’ accounts were converted to shares of our common stock pursuant to the 0.1960 exchange ratio. In addition, the employee stock ownership plan purchased 68,434 of shares of our common stock issued in the conversion offering. The employee stock ownership plan funded its stock purchase with a loan from us equal to the aggregate purchase price of the common stock. This loan will be repaid principally through Atlantic Coast Bank’s contribution to the employee stock ownership plan and dividends payable on the common stock held by the employee stock ownership plan over the anticipated 20-year term of the loan, with payment in full by 2031. The interest rate for the employee stock ownership plan loan is an adjustable-rate equal to the prime rate, as published in The Wall Street Journal. The interest rate is currently 3.50% and adjusts annually.

The trustee will hold the shares purchased by the employee stock ownership plan and all remaining unallocated shares that were purchased in connection with the initial public offering (95,806 shares in the aggregate) in an unallocated suspense account, and shares will be released to the participants’ accounts as the new loan is repaid, on a pro-rata basis. The trustee will allocate the shares released among the participants’ accounts on the basis of each participant’s proportional share of eligible plan compensation relative to all participants’ proportional share of eligible plan compensation.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

This Compensation Committee Report does not constitute soliciting material and this Compensation Committee Report should not be deemed filed or incorporated by reference into any of our other previous or future filings by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this Compensation Committee Report by reference therein.

This report has been provided by the Compensation Committee.

Dave Bhasin, Chairman

Bhanu Choudhrie

W. Eric Palmer

Jacksonville, Florida

March 25, 2017

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DIRECTOR COMPENSATION

General

Set forth below is information regarding compensation paid to, or earned, by each of our non-employee directors for the year ended December 31, 2016.

Non-Employee Director Compensation (1)
Name	Fees earned or paid in cash ($)		Stock awards(2) ($)	All other compensation ($)		Total ($)
Dave Bhasin	$ 23,5440	(3)	$11,280	$-		$34,824
Kevin G. Champagne (4)	7,125		-	-		7,125
Bhanu Choudhrie	23,544		11,280	-		34,824
John J. Dolan	27,292		11,280	-		38,572
James D. Hogan	23,544		11,280	-		34,839
W. Eric Palmer (5)	23,544		11,280	5,414	(6)	40,238
Jay S. Sidhu (7)	24,432		11,280	-		35,712

(1)	The following columns were intentionally omitted from the table because the contained no values: (a) all other compensation, (b) option awards, (c) non-equity incentive plan compensation, and (d) non-qualified deferred compensation earnings.
(2)	These amounts represent quarterly grants of 800 shares of restricted stock. The first grant was made on May 3, 2016, at $6.37 per share, the second grant was made on August 1, 2016, at $6.01 per share, and the third grant was made on October 31, 2016, at $6.42 per share.
(3)	Mr. Bhasin elected to defer his cash compensation.
(4)	Mr. Champagne retired effective February 29, 2016.
(5)	As of December 31, 2016, Mr. Palmer had 1,176 outstanding option awards.
(6)	Represents payouts from former retirement plans.
(7)	As of December 31, 2016, Mr. Sidhu had 20,148 outstanding option awards.

Cash Compensation

Members of the Board of Directors of Atlantic Coast Bank who are also members of the Board of Directors of Atlantic Coast Financial Corporation do not receive separate compensation for their service on the Board of Directors or the committees of Atlantic Coast Bank. Members of our Board of Directors receive a fee of $1,962 per month with the following exceptions: Mr. Dolan, as the Chairman of the Board and Chairman of our Audit Committee, received a fee of $2,375 per month, Mr. Sidhu as Vice Chairman of the Board received a fee of $2,073 per month. Other than as described above, committee members are not separately compensated for their service. Our directors who are also our employees are not compensated for their service as a director.

Director Plans

2016 Incentive Plan. The directors are eligible to participate in our 2016 Incentive Plan. Please see the description of the plans set forth under Executive Compensation – Compensation Plans – 2016 Omnibus Incentive Plan for further details.

Director Stock Purchase Plan. The Atlantic Coast Financial Corporation Director Stock Purchase Plan was adopted on June 1, 2010 and is intended to encourage and facilitate the purchase of shares our common stock by directors. Under the plan, 29,400 shares of our common stock may be issued, with an annual increase of 9,800 shares to be added to the plan on the first day of each calendar year, starting on January 1, 2011 (as adjusted as a result of the second-step conversion). Stock subject to purchase under the plan are shares of our common stock that have been authorized but unissued, or have been previously issued, or both.

The plan is open to all of our directors. Each participant must enter into a stock purchase agreement with us, which will state the number of shares of common stock that are eligible to be purchased by the participant during a specified period of time beginning on the offering date and ending on a purchase date established by our Compensation Committee (the purchase period), provided however that the purchase period does not last longer than 27 months following the offering date. Each agreement also provides the purchase price of the shares of common stock that are eligible to be purchased by the participant. However, the purchase price of a share of common stock will be not less than 85% of its fair market value on the date of the stock purchase agreement.

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During the purchase period, the participant designates a fixed dollar amount of his or her director fees to be withheld for the purchase of common stock equal to the purchase price of the shares that are eligible to be purchased by the participant, as adjusted as a result of the second-step conversion. We, or the appropriate participating subsidiary, credits these amounts to a plan account. Accounts are not credited with interest. The amount of deductions remain in effect until changed by the participant and remain in effect for successive purchase periods. Our Compensation Committee determines how often participants may change their deferral elections during a purchase period. A participant’s stock purchases during a calendar year may not exceed the total dollar amount or number of shares specified by our Compensation Committee.

At the end of the purchase period, if the fair market value of a share of common stock is equal to or greater than the purchase price specified in the stock purchase agreement, the shares covered by the agreement are automatically purchased by the participant with the funds held on behalf of the participant in the plan account. However, the participant may elect not to purchase any shares or to purchase fewer than all of the shares covered by the agreement. Any balance in the plan account held on behalf of the participant after purchase of the shares is paid to the participant. If a participant does not purchase any shares, all funds in the plan account held on his or her behalf are paid to the participant. The number of shares the participant purchases on each purchase date is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation since the prior purchase date by the purchase price. As soon as practicable after each purchase date, the custodian causes to be credited to the participant’s account the number of shares of common stock with respect to which the participant exercised his or her purchase rights under the plan.

Termination of a participant’s services for any reason, including disability or death or the failure of the participant to continuously remain our director or a director of one of our subsidiaries will terminate his or her participation in the plan immediately. Fees contributed to the participant’s account shall be returned to him or her or, in the case of death, to the person or persons entitled thereto in accordance with the plan.

Director Retirement Plan. Atlantic Coast Bank has adopted the Atlantic Coast Bank 2005 Amended and Restated Director Retirement Plan, effective June 17, 2010. Each member of the Board of Directors of Atlantic Coast Bank is eligible to participate in the plan. As a result of the completion of the second-step conversion, each participant is entitled to receive his or her “appreciation benefit.” The participant’s “appreciation benefit” will be payable in equal monthly installments of 120 months, commencing on the first day of the month following the completion of the second-step conversion.

The participant’s “appreciation benefit” is calculated based on the following formula: the sum of (i) the lesser of (A) the “prior benefit component” multiplied by the “issue price,” or (B) the director’s accrued benefit under the old agreement as of December 11, 2009 multiplied by 3% per annum, (ii) the “stock award component” multiplied by the “issue price,” and (iii) the “stock ownership component,” multiplied by the “issue price.” The “prior benefit component” is determined by dividing the director’s accrued benefit under the plan as of December 11, 2009 by $1.44, which is the fair market value of our common stock on December 11, 2009. The “stock award component” is equal to 25% of the number of shares of our common stock awarded to the participant under the 2005 Recognition and Retention Plan that were still held by the participant as of December 11, 2009. The “stock ownership component” is equal to 75% of the amount of shares of our common stock that were beneficially owned by the participant as of December 11, 2009. The “issue price” is the average selling price of a share of our common stock over the 30 day period immediately preceding the conversion, minus $1.44. The aggregate value of the “prior benefit component,” the “stock award component,” and the “stock ownership component” will be adjusted in accordance with the exchange ratio. Atlantic Coast Bank will pay interest on the unpaid balance of the participant’s appreciation benefit at the rate of the monthly average of the three-month LIBOR plus 275 basis points per annum until the appreciation benefit is paid in full.

Each participant became 100% vested in his appreciation benefit as a result of the completion of the second-step conversion on February 3, 2011. A portion of the participant’s vested appreciation benefit was used to purchase shares of our common stock that was issued in connection with the second-step conversion. Such purchased common stock is being held in a rabbi trust that was created by Atlantic Coast Bank. As a result, to the extent the participant’s appreciation benefit is invested in our common stock, then the participant’s appreciation benefit attributable to common stock will be distributed in-kind.

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Director Deferred Fee Plan. We adopted the Atlantic Coast Financial Corporation Amended and Restated 2005 Director Deferred Fee Plan, effective January 1, 2005. The plan allows for a participant to elect to defer a portion of his or her director fees to the plan. All amounts contributed to the plan are credited to a bookkeeping account established on behalf of each participant. The participant’s account balance is credited with earnings based on the participant’s choice among the investment alternatives made available under the plan. However, participants are not permitted to invest in our common stock through this plan. Each participant has the right to elect for the payment of his or her account balance to commence on either a specified date or within 30 days following his or her separation from service (the commencement date). However, the participant’s account balance may be paid out prior to the commencement date due to the participant’s death or disability, or if we experience a change in control. Generally, the participant’s account balance is payable in a lump sum distribution. However, a participant can elect for his or her account balance to be payable in equal monthly installments over a period not to exceed 10 years.

Director Deferred Compensation Plan for Equity. We adopted the Atlantic Coast Financial Corporation Amended and Restated 2007 Director Deferred Compensation Plan for Equity in order to allow participants to defer receipt of board fees and annual cash incentives to the plan, which is used to purchase “phantom shares” of our common stock. Each phantom share is deemed to be acquired at the prevailing market rate of our common stock, and is credited to a bookkeeping account established on behalf of each participant. The account is maintained in phantom shares for the duration of the participant’s participation in the plan. To the extent dividends are issued on our common stock, dividends are credited to the phantom shares in the same proportion as the actual dividends are credited to our common stock.

Each participant has the right to elect for the payment of his or her account balance to commence on either a specified date or within 30 days following his or her separation from service (the commencement date). However, the participant’s account balance may be paid out prior to the commencement date due to the participant’s death or disability, or if we experience a change in control. Generally, the participant’s account balance will be payable in a lump sum distribution. However, a participant can elect for his or her account balance to be payable in equal monthly installments over a period not to exceed 10 years. All payments made under the plan to the participant will be made in the form of our common stock.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth information, as of December 31, 2016, regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (3)(4)
Equity compensation plans approved by stockholders	20,776	$14.95	500,000
Equity compensation plans not approved by stockholders	-	-	-
Total	20,776	$14.95	500,000

(1)	Consists of options to purchase 20,776 shares of common stock under the Atlantic Coast Federal Corporation 2005 Stock Option Plan and 2016 Omnibus Incentive Plan.
(2)	The weighted average exercise price reflects the weighted average exercise price of stock options awarded under the Atlantic Coast Federal Corporation 2005 Stock Option Plan.
(3)	In accordance with its provisions, the Atlantic Coast Federal Corporation 2005 Stock Option Plan was terminated on July 27, 2015; therefore, no securities remain available for future issuance under this plan.
(4)	The Atlantic Coast Financial Corporation 2016 Omnibus Incentive Plan was approved at the Company’s 2016 Annual Meeting of Stockholders; therefore, 500,000 securities are available for future issuance under this plan.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

We have a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectability or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of our Board of Directors.

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All loans Atlantic Coast Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Atlantic Coast Bank. Loans to all directors and executive officers and their associates totaled approximately $1.9 million at December 31, 2016. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2016.

Jay S. Sidhu and Bhanu Choudhrie are directors of the Company and Customers Bancorp, Inc., the parent company of Customers Bank. Mr. Sidhu is also Chairman and Chief Executive Officer of Customers Bancorp, Inc. and Customers Bank.

On December 18, 2015, Atlantic Coast Bank purchased $44.9 million of multi-family mortgages, comprised entirely of loans in New York and Pennsylvania, from Customers Bank for $45.3 million, at a premium of 1.00%. Additionally, on September 29, 2015, the Bank purchased $35.7 million of multi-family mortgages, comprised entirely of loans in New Jersey, New York and Pennsylvania, from Customers Bank for $36.1 million, at a premium of 1.00%. These loan purchase transactions were made in the ordinary course of the Bank’s business, on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated business partners and did not involve more than normal risk or present other unfavorable features.

On August 26, 2016, Atlantic Coast Bank entered into three amended $15.0 million participation agreements (each was previously $10.0 million) related to warehouse loans held-for-investment with Customers Bank (collectively, the Customers Participation Agreements), which were originally entered into on March 27, 2015 and first amended on March 23, 2016. Under the Customers Participation Agreements, Atlantic Coast Bank has an interest in existing lines of credit related to warehouse loans held-for-investment currently serviced by Customers Bank.

The Bank receives the full amount of interest earned on the warehouse loans held-for-investment. Customers Bank receives the fees paid for each individual funding request. Customers Bank services the warehouse loans held-for-investment funding requests, manages the collateral receipt and shipment, receives and posts pay downs, and remits principal and interest to Atlantic Coast Bank. Under the Customers Participation Agreements, Customers Bank is required to administer the participating lines of credit using the same standards the Bank would use to administer its own accounts. Additionally, Atlantic Coast Bank has access to each funding request and all daily activity reporting to monitor its exposure.

The Customers Participation Agreements were entered into in the ordinary course of Atlantic Coast Bank’s business, were made on substantially the same terms as those prevailing at the time for comparable agreements with non-affiliated business partners and did not involve more than normal risk or present other unfavorable features. The outstanding balance in warehouse loans held-for-investment related to the Customers Participation Agreements was $25.0 million as of December 31, 2016, while there was no outstanding balance as of December 31, 2015. During the years ended December 31, 2016 and 2015, Atlantic Coast Bank earned $573,000 and $226,000, respectively, of interest income related to the Customers Participation Agreements.

As further discussed under “Board Independence,” our Board of Directors determined in its business judgment that Mr. Sidhu is not “independent” and that Mr. Choudhrie is “independent” within the meaning of the NASDAQ corporate governance listing standard.

Our Board of Directors unanimously recommends that you vote “FOR” each of the nominees to our Board named in this proxy statement. If not otherwise specified, proxies will be voted “FOR” the election of each nominee for director named in this proxy statement as recommended by our Board.

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PROPOSAL II – RATIFICATION OF THE APPOINTMENT OF THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed Dixon Hughes Goodman LLP, as the Company’s independent registered public accounting firm for 2016 effective immediately following the filing of the Company’s 2015 Annual Report on Form 10-K. For reporting periods presented prior to 2016, the Company’s independent registered public accounting firm was RSM US LLP. On March 16, 2016, the Company filed its 2015 Annual Report on Form 10-K and its engagement of Dixon Hughes Goodman LLP as its independent registered public accounting firm became effective. Dixon Hughes Goodman LLP reports directly to the Audit Committee. In selecting Dixon Hughes Goodman LLP as the Company’s independent registered public accounting firm for 2017, the Audit Committee considered a number of factors, including, but not limited to:

•	The professional qualifications of Dixon Hughes Goodman LLP’s lead partner and other engagement personnel,

•	Dixon Hughes Goodman LLP’s independence program and its process for maintaining its independence,

•	Dixon Hughes Goodman LLP’s depth and understanding of the Company’s business, accounting policies and practices and internal controls over financial reporting,

•	The appropriateness of Dixon Hughes Goodman LLP’s fees for audit services,

•	Dixon Hughes Goodman LLP’s known legal risks and significant proceedings that may impair its ability to perform the Company’s annual audit, and

•	The most recent PCAOB inspection report on Dixon Hughes Goodman LLP and the results of “peer review” examinations.

The report of Dixon Hughes Goodman LLP on the Company’s consolidated financial statements for the year ended December 31, 2016 and the report of RSM US LLP on the Company’s consolidated financial statements for the years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the report periods and subsequent interim period through March 14, 2017, the Company did not have any disagreements with Dixon Hughes Goodman LLP or RSM US LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of Dixon Hughes Goodman LLP or RSM US LLP would have caused either of them to make reference thereto in its reports on the financial statements of the Company for such period. Additionally, during the years ended December 31, 2016, 2015 and 2014, and the subsequent interim period through March 14, 2017, there were no reportable events, requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

The audit reports of RSM US LLP on the financial statements of the Company as of and for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The company provided to RSM US LLP the disclosure contained in the Current Report on Form 8-K filed with the SEC on April 1, 2016 and requested RSM US LLP furnish a letter addressed to the SEC stating whether it agreed with the statements contained therein and, if not, stating the respects in which it did not agree. A copy of RSM US LLP’s letter, dated April 1, 2016, was filed as Exhibit 16.1 to that Current Report.

During the years ended December 31, 2015 and 2014 the Company did not consult with Dixon Hughes Goodman LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Although the ratification of the appointment of Dixon Hughes Goodman LLP is not required by our Bylaws, our Board of Directors is submitting it to the stockholders to ascertain their views. If the stockholders do not ratify the appointment, we will not be bound to seek another independent registered public accountant for 2017, but the selection of other independent registered public accounting firms will be considered in future years. At the Annual Meeting, our stockholders will consider and vote on the ratification of the engagement of Dixon Hughes Goodman LLP for our fiscal year ending December 31, 2017. Representatives of Dixon Hughes Goodman LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

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Set forth below is certain information concerning aggregate fees billed for professional services rendered by Dixon Hughes Goodman, LLP during the fiscal year ended December 31, 2016 and RSM US LLP during the fiscal year ended December 31, 2015.

	2016	2015
Audit Fees	$235,000	$245,478
Audit Related Fees	62,600	23,500
Tax Fees	-	-
All Other Fees	400	-
Total Fees	$298,000	$268,978

Audit Fees

Audit Fees for the audit of our consolidated financial statements were $170,000 and $245,478 for fiscal years 2016 and 2015 respectively, and included fees related to review of the financial statements included in our quarterly reports on Form 10-Q and review of our Annual Report on Form 10-K. Audit fees also included $65,000 in fiscal year 2016 for the audit of internal controls over financial reporting.

Audit – Related Fees

Audit related fees of $62,600 in 2016 were for annual benefit plan audits of our Employee Stock Ownership Plan and 401(k) Plan and for the HUD-assisted audit that included fees for the annual audit and report on our financial statements, internal control, and compliance. Audit related fees of $23,500 in 2015 were for the re-issuance of the December 31, 2013 audit opinion related to the annual benefit plan audit of our 2014 401(k) Plan, and the HUD-assisted audit that included fees for the annual audit report of our financial statements, internal control, and compliance.

All Other Fees

Fees of $400 paid to Dixon Hughes Goodman LLP related to attending our 2016 annual meeting of shareholders.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee’s charter provides that the Audit Committee must pre-approve services to be performed by our independent registered public accounting firm. In accordance with that requirement, the Audit Committee pre-approved the engagement of Dixon Hughes Goodman LLP pursuant to which it provided the audit and audit-related services described below for the fiscal year ended December 31, 2016. All of the fees set forth below are pre-approved by the Audit Committee.

In order to ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the year ending December 31, 2017, the proposal must receive at least a majority of the votes cast at the Annual Meeting, without regard to abstentions or broker non-votes, either in person or by proxy, in favor of such ratification.

Our Board of Directors unanimously recommends that you vote “FOR” the ratification of our Audit Committee’s appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the year ending December 31, 2017. If not otherwise specified, proxies will be voted “FOR” approval of this proposal as recommended by our Board.

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ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING

Our Bylaws provide an advance notice procedure for stockholder proposals and nominations for director, to be brought before an annual meeting of stockholders. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee for director, our Corporate Secretary must receive written notice at our principal executive office not less than 80 days nor more than 90 days prior to date of the annual meeting; provided, however, that in the event that less than 90 days notice or prior public disclosure of the date of the annual meeting is provided to stockholders, then, to be timely, written notice by the stockholder must be received not later than the tenth day following the day on which notice of the meeting was mailed to stockholders or public announcement of the date of such annual meeting was made. A stockholder may submit a stockholder proposal and/or nominate someone for director if the stockholder is (1) a stockholder of record on the date such stockholder gives the notice described herein and on the record date for the determination of stockholders entitled to vote at such annual meeting, and (2) complies with the notice procedures described herein and in our Bylaws.

The notice with respect to stockholder proposals that are not nominations for director must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person(s) (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. Any business proposed to be brought before an annual meeting by a stockholder must be a proper matter for action by stockholders.

The notice with respect to director nominations must include (i) as to each individual whom the stockholder proposes to nominate for election as a director, (A) all information relating to such person that would indicate such person’s qualification to serve on our Board of Directors, including an affidavit that such person would not be disqualified under the provisions of Article 2, Section 12 of the Bylaws and (B) all other information relating to such individual that is required to be disclosed in connection with solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation; and (ii) as to the stockholder giving the notice, (A) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is made; (B) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person(s) (including their names) pursuant to which the nomination(s) are to be made by such stockholder; (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice; and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation. Such notice must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director, if elected.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.

The 2018 Annual Meeting of Stockholders is expected to be held May 21, 2018. Accordingly, advance written notice for stockholder proposals and nominations for director, to be brought before that annual meeting must be received by our Corporate Secretary no earlier than February 20, 2018 and no later than March 2, 2018. If notice is received outside of these dates, it will be considered untimely, and we will not be required to present the matter at the stockholders meeting.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in our proxy materials for our 2018 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our principal executive office, 4655 Salisbury Road, Suite 110, Jacksonville, Florida 32256, Attention: Corporate Secretary, no later than December 18, 2017. Any such proposals will need to be in writing and shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

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OTHER MATTERS

Our Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will act at their discretion in accordance with their best judgment.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. We have retained Corporate Communications, Inc., our regularly retained investor relations firm, to assist in the solicitation of proxies. Corporate Communications, Inc. will not receive any additional compensation for this service. In addition to solicitations by mail, directors, officers and regular employees may solicit proxies personally or by telephone without additional compensation. Our Annual Report on Form 10-K for the year ended December 31, 2016, has been mailed to all stockholders of record as of March 31, 2017. Any stockholder who has not received a copy of such annual report may obtain a copy by writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

HOUSEHOLDING OF PROXY STATEMENTS AND ANNUAL REPORTS

We intend to deliver only one annual report and proxy statement to multiple registered stockholders sharing the same address unless we have received contrary instructions from one or more of the stockholders. If individual stockholders wish to receive a separate copy of the annual report or proxy statement, they may call or write and request separate copies currently or in the future as follows:

Atlantic Coast Financial Corporation

Attn: Investor Relations

4655 Salisbury Road, Suite 110

Jacksonville, Florida 32256

Phone: (904) 559-8599

IR@atlanticcoastbank.net

Registered stockholders sharing the same address and receiving multiple copies of annual reports or proxy statements may request the delivery of a single copy by writing or calling the above address or phone number.

BY ORDER OF THE BOARD OF DIRECTORS

Tracy L. Keegan
EVP, Chief Financial Officer and Corporate Secretary

Jacksonville, Florida

April 18, 2017

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ATLANTIC COAST FINANCIAL CORPORATION ANNUAL MEETING PROXY CARD

The Board of Directors recommends a vote “FOR” each nominee listed in Proposal 1, and “FOR” Proposal 2.

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.

To elect as directors the following three nominees named in the proxy statement, each to serve for a three-year term ending in 2020 and until their respective successors have been elected and qualified:

W. Eric Palmer

Jay S. Sidhu

John K. Stephens, Jr.

INSTRUCTION: To withhold your vote for one of the individual nominees, mark “For All Except” and write the nominee’s name on the space provided.

		☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017.	☐	☐	☐

Please sign exactly as your name(s) appears on this card. When signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give your full title as such. If shares are held jointly, each holder should sign. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company or partnership name by authorized officer.

Dated: _________________, 2017	☐	Check Box if You Plan to Attend the Annual Meeting.

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER

REVOCABLE PROXY – ATLANTIC COAST FINANCIAL CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
May 22, 2017, 10:00 a.m., local time

This proxy is solicited on behalf of the Board of Directors of Atlantic Coast Financial Corporation

You are receiving this proxy card because you are a stockholder. This proxy card revokes all prior proxies given by you.

The undersigned hereby appoints JOHN K. STEPHENS, JR., and TRACY L. KEEGAN, and each of them, with power to act without others and with full power of substitution, as proxies and attorneys-in-fact (Proxies), and hereby authorizes them to represent and vote, as instructed on the reverse side of this proxy card, all the shares of common stock of Atlantic Coast Financial Corporation (the Company) which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2017 Annual Meeting of Stockholders of the Company (the Annual Meeting) to be held at the Sheraton Jacksonville Hotel, 10605 Deerwood Park Blvd., Jacksonville, Florida, at 10:00 a.m., local time, on May 22, 2017, or at any adjournments or postponements thereof, with all powers which the undersigned would possess if present at the Annual Meeting. If this proxy card has been properly executed and the undersigned has provided no voting instructions, then the undersigned’s shares will be voted “FOR” the election of the Board of Directors’ nominees and “FOR” Proposal 2.

Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment or postponement thereof and, after notification to the Corporate Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of the Proxies shall be deemed terminated. This proxy may also be revoked by written notice to the Corporate Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later-dated proxy, prior to a vote being taken on a particular proposal at the Annual Meeting.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Company’s Notice of the Annual Meeting of the Stockholders, Proxy Statement dated April 18, 2017, and Annual Report on Form 10-K for the year ended December 31, 2016.

Please complete, date, sign and promptly return

this proxy in the enclosed postage-prepaid envelope.